EXHIBIT 32

                    Certification of CEO and CFO Pursuant to
                 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Annual Report on Form 10-KSB of Xechem International, Inc. (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Dr. Ramesh C. Pandey, as Chief Executive Officer of the Company, and Dr. Ramesh C. Pandey, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Ramesh C. Pandey, Ph.D.
                                                     ---------------------------
                                                     Ramesh C. Pandey, Ph.D.
                                                     Chief Executive Officer

                                                     Date:  April 15, 2005

                                                     /s/ Ramesh C. Pandey, Ph.D.
                                                     ---------------------------
                                                     Ramesh C. Pandey, Ph.D.
                                                     Chief Financial Officer

                                                     Date:  April 15, 2005